Filed pursuant to Rule 497(a) under the Securities Act of 1933, as amended
Securities Act File No. 33-11905

SUBJECT TO COMPLETION

Preliminary Prospectus dated June 8, 2011

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

HUNTINGTON DISCIPLINED EQUITY FUND

A portfolio of The Huntington Funds (“Trust”)

Class A Shares

[Ticker]

Trust Shares

[Ticker]

PROSPECTUS

July [    ], 2011

This prospectus gives vital information about the Huntington Disciplined Equity Fund (the “Fund”), including information on investment policies, risks and fees. For your own benefit and protection, please read the prospectus before you invest, and keep it on hand for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Not a Deposit • Not FDIC Insured • May Lose Value • No Bank Guarantee

• Not Insured by a Government Agency

The Huntington FundsTable of Contents

Huntington Disciplined Equity Fund

Fund Summary

2	Investment Objective

2	Fees and Expenses

2	Portfolio Turnover

2	Principal Investment Strategy

3	Principal Investment Risks

4	Performance: Bar Chart and Table/Average Annual Total Return Table

4	Investment Advisor, Subadvisor and Portfolio Manager

4	Purchasing and Redeeming Shares

5	Dividends, Capital Gains and Taxes

5	Payments to Broker-Dealers and Other Financial Intermediaries
Principal Investment Strategies and Risks

6	Investment Practices

7	Principal Risks
Shareholder Information

10	Choosing a Share Class

10	Distribution of the Fund

11	Shareholder Servicing Fees

11	Distribution Plan (Rule 12b-1 Fees)

11	Additional Payments To Financial Intermediaries

11	Sales Charges

13	Pricing Shares

14	Purchasing Shares

16	Exchanging Shares

17	Redeeming Shares

18	Frequent Trading Policies

19	Portfolio Holdings Information
More About the Huntington Disciplined Equity Fund

20	Management of the Trust

20	Investment Advisor

20	Subadvisor

20	Portfolio Manager

20	Fees Paid To Advisor and Affiliates

20	Advisory Services

21	Administration Services

21	Financial Administration and Portfolio Accounting Services

21	Custody Services

21	Transfer Agency Services

21	Dividends and Distributions

21	Tax Consequences

22	Financial Information

Fund Summary

Huntington Disciplined Equity Fund

Fund Summary

Investment Objective	The Fund seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and members of your household invest, or agree to invest in the future, at least $50,000 in Huntington Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge” section at page 11 of this prospectus and “Other Purchase Information — Sales Charge Reductions/Waivers (Class A Shares)” at page 74 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Trust Shares	Class A Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.75%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Trust Shares	Class A Shares
Management Fees	0.60%	0.60%

Distribution (12b-1) Fees	N/A	0.25%

Other Expenses (including shareholder services fee)(1)	0.58%	0.58%

Total Annual Fund Operating Expenses(1)	1.18%	1.43%

(1)	Other Expenses and Total Annual Operating Expenses are projected as the Fund has yet to commence operations and are based on estimated average daily net assets for a twelve month period.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Trust Shares	$120	$375
Class A Shares	$614	$906

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. As this is the Fund’s first fiscal year, the portfolio turnover rate is not available.

Principal Investment Strategy

Under normal conditions, the Fund pursues its investment objective by investing at least 80% of its assets in equity securities, which include put and call options on individual securities and stock indices. The Fund normally invests at least 65% of its total asset in companies organized in the U.S. and included in the S&P 500 Index (“S&P 500 Companies”) or the S&P 100 Index (“S&P 100 Companies”). As of April 12, 2011, the market capitalization range for the companies included in the S&P 500 Index was approximately $1.6 billion to $414 billion, with a median of $11.8 billion, while the market capitalization range for the companies included in the S&P 100 Index was approximately $11 billion to $414 billion, with a median of $50 billion.

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Fund Summary

Huntington Disciplined Equity Fund

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Generally, the portfolio manager will invest the Fund’s portfolio in the common stocks of the larger companies comprising each sector of the S&P 500 Index or the S&P 100 Index (each, an “Index” and together, the “Indices”), consistent with the sector weightings of the applicable Index. Among the many factors that the portfolio manager considers in determining whether to base portfolio composition upon the S&P 500 or S&P 100 are obtaining desirable diversification while considering the transaction costs inherent in owning more stocks from the broader Index, volatility of options on stocks of the respective indices, and ease of exercising options. Whether the Fund’s portfolio corresponds to the composition of the S&P 500 Index or the S&P 100 Index will depend upon the availability of put options on those indices necessary to effectively hedge the Fund’s portfolio against potential market declines. The portfolio manager has discretion to change the composition of the Fund’s portfolio without prior notice to align with one Index in lieu of the other.

The Fund will also purchase put options on the Indices and write call options on individual securities held in its portfolio. All options written or purchased by the Fund shall trade on a U.S. exchange. Put options on the applicable Index will be limited to less than 10% (at cost) of the Fund’s total assets. The put options will be used to hedge the Fund’s portfolio to the extent the value of the Fund’s common stock positions decline. The Fund may also write covered call options on common stocks held in the Fund’s portfolio to generate a portion of the income necessary to purchase put options on the applicable Index. During the term of a covered call option, the Fund will own the underlying common stock which may be sold pursuant to the option.

The Fund also expects to hold approximately 4-5% of assets in cash or cash equivalents. At the portfolio manager’s discretion, the Fund’s cash may be held in short term bonds or money market instruments.

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. The Advisor may in the future consider converting the Fund’s structure to an exchange-traded fund (“ETF”). Upon such conversion, the applicable investment strategies may be adjusted, as well as the fees and expense structure. Prior to any conversion, shareholders will receive appropriate notice, as may be required under applicable federal securities laws and regulations.

Principal Investment Risks

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s net asset value (“NAV”) and returns include:

Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.

Equity Securities Risk. The price of equity securities in the Fund’s portfolio will fluctuate based on changes in a company’s financial condition and on market and economic conditions.

Investment Style Risk. The type of securities in which the Fund invests may underperform other assets or the overall market.

Management Risk. The risk that a strategy used by the Fund’s portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Active Trading Risk. The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and could increase the amount of taxes you owe by generating short-term gains, which may be taxed at a higher rate.

Class/Sector/Region Focus Risk. If the Fund invests more than 25% of its net assets in a particular asset class, or securities of issuers within a particular market sector or geographic region, it is subject to increased risk. Performance will generally depend on the performance of the class, sector or region, which may differ in direction and degree from that of the overall U.S. stock or bond markets. In addition, financial, economic, business and political developments affecting the class, sector or region may have a greater effect on the Fund.

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Fund Summary

Huntington Disciplined Equity Fund

continued

Interest Rate Risk. The value of the Fund’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates go down. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Fund’s investments in fixed income securities may decline when prevailing interest rates decline.

Counterparty Risk. The counterparty to an over-the-counter (“OTC”) derivatives contract, the borrower of the Fund’s securities under a securities lending contract or a guarantor of a fixed income security held by the Fund may be unable or unwilling to honor its obligations under the contract or guarantee, which would cause the Fund to lose money.

Exchange-Traded Funds Risk. Like a conventional mutual fund, the value of an ETF can fluctuate based on the prices of the securities owned by the ETF, and ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop; and (iii) market trading in the ETF may be halted under certain circumstances.

Derivative Contracts Risk. A derivative is an instrument whose value is derived from an underlying contract, index or security, or any combination thereof, including options (e.g. puts and calls). The Fund’s investment in derivatives will come primarily through writing put and call options and purchasing put option on the Indices. Derivatives contracts involve risks different from, and possibly greater than, traditional investments, including valuation and tax issues, increased potential for losses and/or costs to the Fund, and interest rate, credit, currency, liquidity and leverage risks.

Leverage Risk. Derivatives and other transactions that give rise to leverage may cause the Fund’s performance to be more volatile than if the Fund had not been leveraged. Leveraging also may require that the Fund liquidate securities when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

Hedging Risk. When a derivative contract is used as a hedge against an opposite position that the Fund holds, any loss on an underlying security (or position) should be substantially offset by gains on the hedged investment, and vice versa. Because it may not always be possible to perfectly offset one position with another, there is no assurance that the Fund’s hedging transactions will be effective.

Performance: Bar Chart and Table/Average Annual Total Return Table

The Fund commenced operations only as of the date of this Prospectus. A performance bar chart and total return information for the Fund will be provided after the Fund has been in operation for a full calendar year.

Investment Advisor, Subadvisor and Portfolio Manager

Huntington Asset Advisors, Inc. is the Fund’s advisor (“Advisor”). For more information about the Advisor, please see “More About The Huntington Funds — Investment Advisor” in this prospectus and “Investment Advisor” in the Fund’s Statement of Additional Information (“SAI”).

Haberer Registered Investment Advisor, Inc. (“Haberer”), an affiliate of the Advisor, is the Fund’s subadvisor (“Subadvisor”). For more information about the Subadvisor, please see “More About The Huntington Funds — Subadvisor” in this prospectus and “Investment Subadvisor” in the Fund’s Statement of Additional Information (“SAI”).

The Fund will be managed by Donald L. Keller, President and Chief Investment Officer of the Subadvisor. Mr. Keller has managed the Fund since its inception.

Purchasing and Redeeming Shares

The minimum initial purchase for the Fund’s Class A Shares and Trust Shares is $1,000. For Class A Shares, the minimum subsequent investment is $50; for Trust Shares the minimum subsequent investment is $500. For both Class A Shares and Trust Shares, the minimum initial and subsequent investment through the Systematic Investment Program (“SIP”) is $50.

Shares may be purchased by calling your investment professional or directly from the Trust at (800) 253-0412; by check payable to the Huntington Disciplined Equity Fund and applicable Share class

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Fund Summary

Huntington Disciplined Equity Fund

continued

(for example, Huntington Disciplined Equity Fund — Class A Shares) (Mail to The Huntington Funds, P.O. Box 6110, Indianapolis, IN 46206-6110); or by Federal funds wire (The Huntington National Bank NA, ABA #044000024, Huntington Fund, Account #01892228947, Shareholder Name, Shareholder Account Number). You may redeem your Shares on any business day when both the Federal Reserve Bank and New York Stock Exchange are open by telephone at (800) 253-0412, or by calling your Investment Professional; or by mail (The Huntington Funds, P.O. Box 6110, Indianapolis, IN 46206-6110). You may receive redemption proceeds by wire (wire transfer fees may apply), by electronic bank transfer or by check. Sales charges may apply to the purchase or redemption of Shares.

Dividends, Capital Gains and Taxes

The Fund declares and pays dividends on investment income, if any, annually. The Fund intends to distribute substantially all of its net investment income (including net realized capital gains and tax-exempt interest income, if any) to shareholders at least annually. Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions received.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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Principal Investment Strategies and Risks

Huntington Disciplined Equity Fund

INVESTMENT PRACTICES	The portfolio manager will invest in the larger companies of each sector comprising the S&P 500 Index or the S&P 100 Index consistent with the sector weighting of the applicable index. Whether the Fund’s portfolio corresponds to the composition of the S&P 500 Index or the S&P 100 Index will depend upon the availability of put options on those Indices necessary to effectively hedge the Fund’s portfolio against potential market declines.

The Fund will purchase put options to hedge the Fund’s portfolio to the extent the value of the Fund’s common stock positions decline. Factors considered by the portfolio manager when purchasing put options on the applicable Index include cost and volatility. Generally, put options nearing expiration are less expensive than options with a longer duration.

The Fund also writes covered call options on common stocks maintained in its portfolio to generate income from the premiums paid by the purchaser of the option. Generally, the Fund will only write covered calls that are “out of the money” so as avoid the potential that the purchaser will exercise the option and obligate the Fund to sell the underlying security held in its portfolio at the exercise price designated in the option contract. A call option is “out of the money” if the exercise price of the option is higher than the market price of the security on which the option is written.

The Advisor may in the future consider converting the Fund’s structure to an exchange-traded fund (“ETF”). Upon such conversion, the applicable investment strategies may be adjusted, as well as the fees and expense structure. Prior to any conversion, shareholders will receive appropriate notice, as required under applicable federal securities laws and regulations.

Equity Securities	Because the Fund contains equity in its name, the Fund will normally invest at least 80% of its assets in equity securities and will notify shareholders at least 60 days in advance of any changes in this investment policy.

Equity securities (stocks) represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business. The following describes the principal types of equity securities in which the Fund may invest.

Common Stocks. Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

Exchange-Traded Funds. The Fund may invest in ETFs as an efficient means of carrying out its investment strategies. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

Derivative Contracts

Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating

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Principal Investment Strategies and Risks

Huntington Disciplined Equity Fund

continued

to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty.

Depending upon how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund’s exposure to interest rate risk, and may also expose the Fund to liquidity and leverage risks. Over the counter (“OTC”) contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

The Fund may trade in the following types of derivative contracts in addition to the derivative contracts described under “Foreign Securities — Foreign Exchange and Forward Contracts”:

Futures and Related Options. A contract providing for the future sale and purchase of a specific amount of a specific security, class of securities, or index at a specified time in the future and at a specified price. The Fund will limit the aggregate value of its obligations under futures, options on futures, and options on securities to no more than 10% of the Fund’s total assets.

Call and Put Options. A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price. Funds that are authorized to write or purchase put and call options must cover such options, and may buy existing option contracts to close their open positions.

Temporary Defensive Investments	The Fund may temporarily depart from its principal investment strategy by investing its assets in cash and shorter-term debt securities and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Fund to fail to meet its investment objective and to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders. Interest income from temporary investments may be taxable to shareholders as ordinary income.

PRINCIPAL RISKS	Market Risk. The risk that a security’s market value may decline, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price the Fund originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector or the market as a whole. For fixed income securities, market risk is largely influenced by changes in interest rates. Rising interest rates typically cause the value of bonds to decrease, while falling rates typically cause the value of bonds to increase.

Equity Securities Risk. Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline, reducing the value of the Fund. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased

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Principal Investment Strategies and Risks

Huntington Disciplined Equity Fund

continued

by the Fund could decline if the financial condition of the companies in which the Fund is invested in declines or if overall market and economic conditions deteriorate.

Investment Style Risk. The risk that the particular type of investment in which the Fund invests (such as small cap value stocks or large-cap growth stocks) may underperform other asset classes or the overall market. Individual market segments tend to go through cycles of performing better or worse than other types of securities. These periods may last as long as several years. Additionally, a particular market segment could fall out of favor with investors, causing a fund that focuses on that market segment to underperform those that favor other kinds of securities.

Management Risk. The risk that a strategy used by a Fund’s portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Active Trading Risk. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs and may have an adverse impact on the Fund’s performance.

Class/Sector/Region Focus Risk. When the Fund invests more than 25% of its net assets in a particular asset class (such as real estate-related or commodities-related securities), or securities of issuers within a particular business sector or geographic region, it is subject to increased risk. Performance will generally depend on the performance of the class, sector or region, which may differ in direction and degree from that of the overall U.S. stock or bond markets. In addition, financial, economic, business and political developments affecting the class, sector or region may have a greater effect on the Fund than it would on a fund that did not focus on the sector, asset class or region.

Interest Rate Risk. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Counterparty Risk. The value of the Fund’s investments may be adversely affected if a security’s credit rating is downgraded; an issuer of an investment held by the Fund fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy; or a counterparty to a derivatives or other transaction with the Fund files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Fund.

Exchange-Traded Funds Risk. An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (that is, one that is not exchange traded) that has the

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Principal Investment Strategies and Risks

Huntington Disciplined Equity Fund

continued

same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Derivative Contracts Risk. Derivative contracts involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. The Fund’s investment in derivatives will come primarily through writing put and call options and purchasing put options on the Indices. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this prospectus. Derivative contracts may also involve other risks described in this prospectus or the Fund’s SAI, such as interest rate, credit, currency, liquidity and leverage risks.

Leverage Risk. Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, dollar rolls and reverse repurchase agreements and may expose the Fund to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Fund and therefore in the Fund’s net asset value will be magnified when the Fund uses leverage because leverage tends to increase the Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment. To mitigate leverage risk, the Advisor will segregate liquid assets on the books of the Fund or otherwise cover the transactions. The use of leverage may cause the Fund to liquidate Fund positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Fund will also have to pay interest on its borrowing, reducing the Fund’s return. This interest expense may be greater than the Fund’s return on the underlying investment.

Hedging Risk. When a derivative (a security whose value is based on that of another security or index) is used as a hedge against an opposite position that the Fund holds, any loss on the derivative should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can be an effective way to reduce the Fund’s risk, it may not always be possible to perfectly offset one position with another. As a result, there is no assurance that the Fund’s hedging transactions will be effective.

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Shareholder Information

Before you invest, we encourage you to carefully read the Fund summary included in this Prospectus and consider whether the Fund is appropriate for your particular financial situation, risk tolerance and goals. As always, your investment professional can provide you with valuable assistance in making this decision. He or she can also help you choose which of the Fund share classes we offer is right for you. It is important to note, however, that your investment professional may receive different compensation depending on which share class you purchase. Each investment professional has different policies and procedures relating to transacting in Fund Shares, so it is best if you contact your investment professional directly.

Choosing a Share Class

The Fund offers two classes of Shares: Class A Shares and Trust Shares.

To choose the share class that is best suited to your needs and goals, consider the amount of money you want to invest, how long you expect to invest it and whether you plan to make additional investments. As shown below, a sales charge structure applies to Class A Shares. You should consider, for example, that it may be possible to reduce the front-end sales charges imposed on purchases of Class A Shares. Among other ways, Class A Shares have a series of “breakpoints,” which means that the front-end sales charges decrease (and can be eliminated entirely) as the amount invested increases. (The breakpoint schedule is set out below under “Sales Charges.”)

The following are some of the main differences between Class A Shares and Trust Shares of the Fund:

Class A Shares

•	Front-end sales charges, as described below under “Sales Charges.”

•	Distribution (Rule 12b-1) fees of 0.25% of the Fund’s average daily net assets.

•	A non-Rule 12b-1 shareholder servicing fee of 0.25% of the Fund’s average daily net assets.

Trust Shares

•	No sales charges.

•	No Distribution (Rule 12b-1) fees.

•	A non-Rule 12b-1 shareholder servicing fee of 0.25% of the Fund’s average daily net assets.

•	Available only to fiduciary, advisory and agency accounts of The Huntington National Bank, correspondent banks and the Huntington Asset Allocation Funds.

Distribution of the Fund

Unified Financial Securities, Inc. (“Distributor”), whose address is P.O. Box 6110, Indianapolis, IN 46206-6110 is the Distributor of the Fund. The Distributor is a wholly owned subsidiary of Huntington Bancshares, Incorporated (“HBI”).

In connection with the sale of Class A Shares, the Distributor collects the applicable sales charge and, if the sale is made through a registered broker-dealer, generally pays a portion of this charge (known as the “dealer reallowance”) to selling broker-dealers that are eligible to receive it. The Distributor retains any portion not paid to a broker-dealer. The Distributor is responsible for collecting applicable contingent deferred sales charges in connection with the redemption of Class A Shares. The Distributor will cause these charges to be paid to a designated agent, which may include the Advisor and its affiliates, and other investment professionals for advancing any sales commissions on the sale of Class A Shares. See the “Sales Charges” section for the Dealer Reallowance Schedule.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it, including amounts made available by the Distributor, Advisor and their affiliates out of their reasonable resources and profits. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

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Shareholder Information

Shareholder Servicing Fees

The Fund may pay Shareholder Services Fees up to 0.25% of the average daily NAV of Class A Shares and Trust Shares to financial intermediaries for providing shareholder assistance, maintaining shareholder accounts and communicating or facilitating purchases and redemptions of Shares.

Distribution Plan (Rule 12b-1 Fees)

The Fund has adopted a Rule 12b-1 Plan on behalf of Class A Shares, which allows it to pay fees to financial intermediaries (which may be paid through the Distributor) for the sale and distribution of these Shares. These fees may also be paid to the Distributor, the Advisor and their affiliates. The Fund may waive or reduce the maximum amount of Rule 12b-1 fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including the Distributor, the Advisor and/or their affiliates) may voluntarily waive or reduce any fees to which they may be entitled. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees. From time to time, the Distributor may pay out of its reasonable profits and other resources (including those of its affiliates) advertising, marketing and other expenses for the benefit of the Fund.

The maximum Rule 12b-1 fee for the Fund is 0.25% of the Fund’s Class A Shares average daily net assets.

Additional Payments To Financial Intermediaries

The Distributor, the Advisor and/or their affiliates may pay out of their own profits and reasonable resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediaries or their employees or associated persons to recommend or sell Shares of the Fund to you. These payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s Prospectus because they are not paid by the Fund.

These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments made by the Fund to the financial intermediary under a Rule 12b-1 Plan and/or shareholder service fees arrangement. You can ask your financial intermediary for information about any payments it receives from the Distributor, the Advisor, their affiliates, or the Fund and any services the financial intermediary provides. The Fund’s SAI contains additional information on the types of additional payments that may be paid.

Sales Charges

Purchases of Class A Shares are subject to front-end sales charges.

Amount of Transaction	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of Net Amount Invested	Dealer Reallowance
$0-$49,999	4.75%	4.99%	4.25%
$50,000-$99,999	3.75%	3.90%	3.25%
$100,000-$249,999	3.00%	3.09%	2.50%
$250,000-$499,999	2.50%	2.56%	2.00%
$500,000-$749,999	2.00%	2.04%	1.50%
$750,000-$999,999	1.25%	1.27%	1.00%
$1,000,000 and Over	0.00%*	0.00%*	0.00%

*	A contingent deferred sales charge of 1.00% of the redemption amount applies to Class A Shares redeemed up to 18 months after purchase under certain investment programs where an investment professional received an advance payment on the transaction.

Other Quantity Discounts, Reductions and Waivers

Other quantity discounts, reductions and waivers may also apply to purchases of Class A Shares in certain special situations described below. In order to verify your eligibility for these discounts, reductions and waivers, you may need to provide the Trust or your investment professional with certain information, including account statements and records that reflect any investments by you, your spouse, or your

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Shareholder Information

children under 21 in the Fund. If you or your investment professional think you qualify, please notify the Trust by calling (800) 253-0412. If the Distributor is notified of your eligibility, it will reduce or eliminate the sales charge, as applicable, once it confirms your qualification. If the Distributor is not notified, you will receive the discount or waivers only on subsequent purchases for which the Distributor is notified, and not retroactively on past purchases. The sales charges applicable to the Shares offered in this Prospectus, and the break-point discounts offered with respect to such Shares, are described in full in this Prospectus. Because the Prospectus is available on the Huntington Funds’ website free of charge, Huntington does not disclose this information separately on the website.

No sales charges will apply to purchases of Class A Shares made:

•	Through an investment professional that does not accept a sales commission from the Distributor

•	Through the automatic reinvestment of dividends and capital gains distributions

•	By current and former/retired Trustees and officers of the Trust, their spouses and immediate family members

•

By current officers, directors and employees of HBI or its subsidiaries, their spouses and immediate family members and by current employees of other financial institutions with which HBI or its subsidiary has entered into definitive merger agreements (“Current Employees”)

•	By retired officers and employees of HBI or its subsidiaries and their spouses

•	By participants in certain financial services programs offered by HBI subsidiaries

•	By members of certain affinity groups which have entered into arrangements with the Advisor or the Distributor

•	By investors who have sold an equal or greater amount of Shares of the Fund within the last 60 days (not available more than once)

Reduced sales charges on Class A Shares (based on the quantity discounts noted above) will apply to purchases made:

•	By investors whose multiple investments over time in Class A Shares of the Fund have a total current market value subject to a quantity discount

•

By investors whose investments over time in Class A Shares of the Fund plus investments by their spouse and children under age 21 made over time in Class A Shares of the Fund at the same time, have a total current market value subject to a quantity discount

•	By investors who sign a letter of intent to invest at least $50,000 in the fund within a 13-month period*

•	By investors whose investments in Class A Shares the Fund at the same time have a total current market value subject to a quantity discount

•	By trustees or fiduciaries whose investments in Class A Shares of the Fund on behalf of a single trust estate or fiduciary account have a total current market value subject to a quantity discount

With respect to reduced sales charges which apply to aggregated purchases as noted above, purchases through multiple intermediaries or Individual Retirement Accounts (which do not include employer-sponsored retirement plans) may be aggregated to achieve a sales charge discount or waiver.

*Letter of Intent. An investor may sign a letter of intent to purchase within a 13-month period the minimum amount of Class A Shares in the Fund required to be eligible for the applicable sales charge reduction on each purchase over the 13-month period. Until the investor reaches the necessary threshold, the Trust will hold up to 5% of the Shares in escrow. Reinvested dividends will not be included in calculating an investor’s fulfillment of his/her letter of intent.

The Shares held in escrow will be released to the investor’s account at the end of the 13-month period unless the amount specified in the Letter of Intent is not purchased.

A Letter of Intent will not obligate the investor to purchase Class A Shares, but if he or she does, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. The Letter of Intent may be dated as of a prior date to include any purchases made within the past 90 days.

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Shareholder Information

More information about the other sales charge reductions is provided in the SAI.

Pricing Shares

The price at which the Fund will offer or redeem Shares is the NAV per Share next determined after the order is considered received, subject to any applicable front-end sales charge. Consult your investment professional to determine if there are additional fees or charges that are separately assessed when purchasing, exchanging or redeeming Shares.

The Trust calculates NAV for the Fund by valuing securities held based on market value.

In computing NAV for the Fund, current market value is used to value portfolio securities with respect to which market quotations are readily available.

Pursuant to Trustee-approved policies, the Fund relies on certain security pricing services to provide current market value of securities. Those security pricing services value equity securities (including foreign equity securities) traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there is no reported sale on the principal exchange, and in the case of over-the-counter securities, equity securities are valued at a bid price estimated by the security pricing service. Foreign securities are subject to modification based on significant events, as described below. Except as noted above, debt securities traded on a national securities exchange or in the over-the-counter market are valued at the last reported sales price on the principal exchange. If there is no reported sale on the principal exchange, and for all other debt securities, including zero-coupon securities, debt securities are valued at a bid price estimated by the security pricing service. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern Time) on the day the value of the foreign security is determined. Options contracts are generally valued at the closing price if it is between the bid and asked prices as reported on days when the contracts are traded. If no trades are reported, the mean of the bid and the asked prices is used as the value. Short-term investments with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. Investments in other open-end investment companies (other than ETFs) are valued at NAV.

Under certain circumstances, a good faith determination of the fair value of a security or option may be used instead of its current market value, even if the security’s market price is readily available. In such situations, the Trust’s sub-financial administrator may request that the Trust’s Pricing Committee, as described herein, make its own fair value determination.

Securities for which market quotations are not readily available are valued at their “fair value.” In these cases, a Pricing Committee established and appointed by the Trustees determines in good faith, subject to Trust procedures, the fair value of portfolio securities held by the Fund (“good faith fair valuation”). When a good faith fair valuation of a security is required, consideration is generally given to a number of factors, including, but not limited to the following: dealer quotes, published analyses by dealers or analysts of the situation at issue, transactions implicitly valuing the security at issue (such as a merger, tender offer, etc.), the value of other securities or contracts which derive their value from the security at issue, and the implications (whether negative or positive) of the circumstances which have caused trading in the security to halt. The final good faith fair valuation of a security is based on an analysis of those factors deemed relevant to the security valuation at issue. With respect to certain narrow categories of securities, the Pricing Committee’s procedures detail specific valuation methodologies to be used in lieu of considering the aforementioned list of factors.

The Fund may use the fair value of a security to calculate NAV when a market price is not readily available, such as when: (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Fund’s Advisor determines that the quotation or price for a portfolio security provided by a dealer or independent pricing service is inaccurate.

Fair valuation procedures are also used when a significant event affecting the value of a portfolio security is determined to have occurred between the time when the price of the portfolio security is determined and

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Shareholder Information

the close of trading on the NYSE, which is when the Fund’s NAV is computed. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant general securities market movements occurring between the time when the price of the portfolio security is determined and the close of trading on the NYSE. For domestic fixed income securities, such events may occur where the cut-off time for the market information used by the independent pricing service is earlier than the end of regular trading on the NYSE. For securities normally priced at their last sale price in a foreign market, such events can occur between the close of trading in the foreign market and the close of trading on the NYSE. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time when the NAV is calculated.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Examples of potentially significant events include announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company’s operations or regulatory changes or market developments affecting the issuer’s industry occurring between the time when the price of the portfolio security is determined and the close of trading on the NYSE. For securities of foreign issuers, such events could also include political or other developments affecting the economy or markets in which the issuer conducts its operations or its securities are traded.

The Fund’s Trustees have authorized the use of an independent fair valuation service to monitor changes in a designated U.S. market index after foreign markets close, and to implement a fair valuation methodology to adjust the closing prices of foreign securities if the movement in the index is significant. Since the Fund invests in foreign securities, it is likely to be affected by this fair valuation methodology.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Fair valuation determinations often involve the consideration of a number of subjective factors, and the fair value price may be higher or lower than the price one may obtain in a market transaction.

The Trust calculates the NAV per share for the Fund as of the close of regular trading of the NYSE (generally 4:00 p.m. Eastern Time) on each day the NYSE is open. Please call the Trust at (800) 253-0412, if you have any questions about purchasing Shares.

The Fund is open for business on any day the NYSE is open. The Fund is closed on the following NYSE holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Purchasing Shares

You may purchase Fund Shares on any business day when both the Federal Reserve Bank and the NYSE are open. In connection with the sale of the Fund’s Shares, the Distributor or its affiliates may from time to time offer certain items of nominal value to any shareholder.

What Shares Cost

Your purchase order for Class A Shares and Trust Shares is priced at the next NAV calculated after your order is received by the Fund or its designated agent, plus any applicable sales charge.

In order to purchase Fund Shares on a particular day, the Fund must receive payment in good order within three (3) business days.

Notes About Purchases

The Trust reserves the right to suspend the sale of Fund Shares temporarily and the right to refuse any order to purchase Fund Shares.

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Shareholder Information

If the Trust receives insufficient payment for a purchase, or the Trust does not receive payment within three (3) business days, or your check does not clear, it may cancel the purchase and you may be liable for any losses to the Fund. In addition, you will be liable for any losses or fees incurred by the Fund or its transfer agent in connection with the transaction.

The Fund may limit the amount of purchases and refuse to sell Shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund. Checks must be made payable to the Fund in U.S. dollars and drawn on a U.S. bank. The Fund and its servicing agent reserve the right to refuse any specific purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders, credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks and bank official checks may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). Signature guarantee stamps may be required on identification documentation. All documentation requiring a signature guarantee must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account.

How to Buy Shares

1.	Minimum investment requirements

Class A Shares:

•	$1,000 for initial investments outside the SIP ($100 for Current Employees)

•	$50 for initial investments through the SIP ($25 for Current Employees)

•	$50 for subsequent investments outside or through the SIP

Trust Shares:

•	$1,000 for initial investments outside the SIP

•	$500 for subsequent investments outside the SIP

•	$50 for initial and subsequent investment through the SIP

2.	Call

•	The Huntington Funds at (800) 253-0412

•	Your Investment Professional

3. Make Payment

•	By check payable to the applicable Fund and Share class (for example, Huntington Disciplined Equity Fund — Class A Shares) to:

The Huntington Funds

P.O. Box 6110

Indianapolis, IN 46206-6110

Note: Checks must be made payable to the Huntington Funds. Third party checks will not be accepted.

(The Trust will treat your order as having been received once the Trust receives your check.)

OR

•	By Federal funds wire to:

The Huntington National Bank NA

ABA #044000024

Huntington Fund

Account #01892228947

Shareholder Name

Shareholder Account Number

(The Trust will treat your order as having been received immediately upon receipt by its transfer agent)

OR

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Shareholder Information

•	By check or Federal funds wire

•	Through the SIP (Once you become a participant in the SIP, your investments will be made automatically at your requested intervals)

Other methods of acceptable payment are discussed in the SAI.

Redemption in Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

Systematic Investment Program (“SIP”)

You may invest on a regular basis in Shares of the Fund through the SIP. To participate, you must open an account with the Trust by calling (800) 253-0412, request and complete an application, and invest at least $50 at periodic intervals ($25 for Current Employees). Minimum initial and subsequent investment requirements may be different for accounts with your investment professional.

Once you have signed up for the SIP, the Trust will automatically withdraw money from your bank account and invest it, subject to any applicable sales charges, in Class A Shares of the Fund. Purchases of Class A Shares and Trust Shares through the SIP will be assessed the applicable sales charge. Your participation in the SIP may be canceled if you do not maintain sufficient funds in your bank account to pay for your investment.

Exchanging Shares

On any business day when both the Federal Reserve Bank and the NYSE are open, you may exchange Shares of the Fund for the same class of Shares of any other Huntington Fund offering such Shares.

Additional Information

In order to exchange Shares of the Fund on a particular day, the Fund or its designated agent must receive your request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) that day.

The Trust may terminate or modify the exchange privilege at any time. In the case of termination or material changes other than the elimination of applicable sales charges, you will be given 60 days prior notice. However, the Fund’s management or Advisor may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Fund and other shareholders. If this occurs, the Fund may terminate the availability of exchanges to that shareholder and may bar that shareholder from purchasing other funds. (See “Frequent Trading Policies”)

An exchange is treated as a sale for federal income tax purposes and, depending on the circumstances, you may realize a short or long-term capital gain or loss. In addition, if you exchange shares of the Fund that imposes a sales charge into another fund that imposes such a charge, there may be special tax consequences.

The SAI contains more information about exchanges.

Exchanging Class A Shares

For Class A Shares, the Trust makes exchanges at NAV (determined after the order is considered received), plus any applicable sales charges.

Exchange Out Of	Exchange Into	Sales Charge
Any Money Market Fund	Any Money Market Fund	NO
Any Money Market Fund	Any Equity or Income Fund	YES—See “Sales Charges”
Any Equity, Asset Allocation or Income Fund (including the Fund)	Any Money Market, Equity, Asset Allocation or Income Fund (including the Fund)	NO

Exchanging Trust Shares

For Trust Shares, the Trust makes exchanges at NAV (determined after the order is considered received), without a sales charge.

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Shareholder Information

In addition, The Huntington National Bank will be permitted to exchange Trust Shares of all funds (including the Fund) for Class A Shares of its Asset Allocation Funds (Huntington Balanced Allocation Fund, Huntington Conservative Allocation Fund and Huntington Growth Allocation Fund), without incurring a sales charge.

How to Exchange Shares

1.	Satisfy the minimum account balance requirements

•	You must maintain the required minimum account balance in the Fund out of which you are exchanging Shares.

2.	Call (You must have completed the appropriate section on your account application)

•	The Huntington Funds at (800) 253-0412

•	Your Investment Professional

OR

Write

•	The Huntington Funds

P.O. Box 6110

Indianapolis, IN 46206-6110

3.	Provide the required information

•	Name of the Fund from which you wish to make the exchange (exchange OUT OF)

•	Specify the share class

•	Your account number

•	The name and address on your account (account registrations must be identical)

•	The dollar amount or number of Shares to be exchanged

•	Name of the Fund into which you wish to make the exchange (exchange INTO) — (Make sure this Fund offers the applicable class of shares)

•	Your signature (for written requests)

(For corporations, executors, administrators, trustees and guardians, and in certain other special circumstances, telephone exchanges will not be available and you will need a New Technology Medallion Signature Guarantee in order to make an exchange.)

Redeeming Shares

You may redeem Fund Shares on any business day when both the Federal Reserve Bank and the NYSE are open.

How to Redeem Shares

1.	Call (You must have completed the appropriate section on your account application)

•	The Huntington Funds at (800) 253-0412

•	Your Investment Professional

OR

Write

•	The Huntington Funds

P.O. Box 6110

Indianapolis, IN 46206-6110

2.	Provide the required information

•	The name of the Fund from which you wish to redeem Shares

•	Specify the share class

•	Your account number

•	The name and address on your account

•	Your bank’s wire transfer information (for wire transfers)

•	The dollar amount or number of Shares you wish to redeem

•	Your signature (for written requests)

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Shareholder Information

(If you request a redemption of over $50,000, request any redemption to be sent to an address other than the address on record with the Trust, or request any redemption to be paid to a person or persons other than the shareholder(s) of record, you will need a New Technology Medallion Signature Guarantee in order to redeem.)

Note: Proceeds from the redemption of Shares purchased by check, ACH, or SIP will be delayed until the purchase has cleared, which may take up to ten business days.

Additional Information

In order to redeem Fund Shares on a particular day, the Fund or its designated agent must receive your request before the close of regular trading on the NYSE (normally 4:00p.m. Eastern Time).

For shareholders of the Fund, usually proceeds will be wired or a check will be mailed the following business day after NAV is next determined, in which case you will be entitled to receive dividends declared on the day of redemption. Proceeds are wired to an account previously designated in writing by the shareholder at any domestic commercial bank which is a member of the Federal Reserve System. Proceeds to be paid by check are sent to the shareholder’s address of record.

Systematic Withdrawal Program

You may choose to receive periodic payments from redemptions of Shares, subject to any applicable sales charges, of one or more Funds you hold through the Systematic Withdrawal Program. To participate, you must have an account balance with the Trust of at least $10,000. Once you have signed up for the Systematic Withdrawal Program by calling the Trust or your investment professional, the Trust will automatically redeem Shares from your account and electronically send the proceeds to the bank account you specify.

Generally, it is not advisable to continue to purchase Class A Shares subject to a sales charge while redeeming Class A Shares using this program.

Telephone Transactions

If you authorized telephone transactions by completing the appropriate paperwork with the Fund and your investment professional, you are eligible to call to redeem or exchange Shares. Your telephone instructions may be recorded to verify that the Fund, its transfer agent and/or your investment professional follows reasonable procedures. Otherwise, they may be liable for losses due to unauthorized or fraudulent telephone instructions.

Redemption of Accounts with Balances Under $1,000

Due to the high cost of maintaining accounts with low balances, if your account balance in the Fund falls below $1,000, the Trust may choose to redeem those Shares, subject to any applicable sales charges, and close that account without your consent. The Trust will not close any account which is held through a retirement plan or any account whose value falls below $1,000 as a result of changes in the Fund’s NAV. If the Trust plans to close your account, it will notify you and provide you with 30 days to add to your account balance.

Other Information

To the extent permitted by federal securities laws, the Trust reserves the right to suspend the redemption of Fund Shares temporarily under extraordinary market conditions such as market closures or suspension of trading by the SEC. The Trust also reserves the right to postpone payment for more than seven days where payment for Shares to be redeemed has not yet cleared.

Frequent Trading Policies

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund’s investment strategies (for example, by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs, and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the

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Shareholder Information

time as of which NAV is calculated or through an overall strategy to buy and sell Shares in response to incremental changes in the Fund’s NAV.

The Trustees have approved policies and procedures intended to discourage excessive, frequent or short-term trading of Fund Shares. The Fund’s fair valuation procedures are intended in part to discourage short-term trading strategies by reducing the potential for these strategies to succeed. See “Pricing Shares.” The Fund also monitors trading in Shares in an effort to identify disruptive trading activity. The Fund monitors trades where there is a purchase and redemption or exchange in excess of a certain amount into and out of the Fund within a period of 45 days. The Fund may also monitor trades into and out of the Fund over periods longer than 45 days. Whether or not the specific monitoring limits are exceeded, the Fund’s management or Advisor may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Shares. The Fund’s management and Advisor may also take action to limit or suspend further trading by a financial intermediary if it is deemed to be engaged in excessive trading and/or does not cooperate satisfactorily with requests for details about trading activity. No matter how the Fund defines its limits on frequent trading of Shares, other purchases and sales of Shares may have adverse effects on the management of the Fund’s portfolio and its performance. Also, it is possible that frequent trading may occur in the Fund without being identified because certain investors may seek to hide their identity or trading activity, or there may be operational or technical limitations that limit the Fund’s ability to monitor and restrict frequent trading.

The Fund’s objective is that its restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on their ability to identify trading activity to specific shareholders, including where shares are held through intermediaries in multiple or omnibus accounts, will mean that these reductions may not be able to be applied uniformly in all cases.

The Advisor will provide to the Trustees, at least quarterly, a report of all potential occurrences which were detected during the preceding quarter, and a description of any action taken with respect thereto.

Portfolio Holdings Information

You can access summary portfolio composition information concerning the Fund’s portfolio holdings in the “Fund Fact Sheets” option under the “Fund Shareholders” or “Prospective Investors” pages of the Huntington Funds website at www.huntingtonfunds.com/newsite/funds/factsheets.php. This information is prepared as of the end of each quarter, is posted on the website approximately 30 days after the end of the quarter, and remains there until replaced by the information for the succeeding quarter. The summary portfolio composition information may include the following types of information, but is subject to change: identification of the Fund’s top ten holdings, and percentage breakdowns of the portfolio holdings by sector, credit quality, and/or country, as applicable.

In addition, the Fund’s Annual and Semi-Annual reports contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters. You may obtain copies at www.huntingtonfunds.com or by calling 1-800-253-0412. The Fund also prepares a report on Form N-Q of its portfolio holdings as of the end of the Fund’s first and third fiscal quarters. Each of these fiscal quarter reports contains complete listings of the Fund’s portfolio holdings and is filed with the SEC within 60 days of the end of the reporting period at the SEC’s website at www.sec.gov, or you may request a copy by calling the Huntington Funds at 1-800-253-0412. These reports on Form N-Q and the Fund’s Annual and Semi-Annual reports will be posted on the Huntington Funds’ website when available at www.huntingtonfunds.com.

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More About the Huntington Disciplined Equity Fund

Management of the Trust

The Trustees of the Trust are responsible for generally overseeing the conduct of the Fund’s business. Huntington Asset Advisors, Inc., Huntington Center, 41 South High Street, Columbus, Ohio 43215, serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust. Haberer Registered Investment Advisor, Inc., 201 E. Fifth Street, Suite 1100, Cincinnati, Ohio 45202, serves as the subadvisor to the Fund pursuant to an investment subadvisory agreement with the Advisor. Subject to the supervision of the Trustees and the Advisor, the Subadvisor provides a continuous investment program for the Fund, including investment research and management with respect to all securities, instruments, cash and cash equivalents in the Funds.

Investment Advisor

The Advisor, a separate, wholly owned subsidiary of The Huntington National Bank, has served as investment advisor to the Fund since inception. As of December 31, 2010, the Advisor had assets under management of $3.4 billion. The Advisor (and its predecessor) has served as an investment advisor to mutual funds since 1987.

The Huntington National Bank is a direct, wholly-owned subsidiary of Huntington Bancshares Incorporated, a Maryland corporation with executive offices located at Huntington Center, 41 South High Street, Columbus, Ohio 43215. As of December 31, 2010, The Huntington National Bank had assets of $54 billion.

Subadvisor

The Subadvisor, a separate, wholly owned subsidiary of The Huntington National Bank, has served as subadvisor to the Fund since inception. The Subadvisor has provided investment advisory and management services to clients since 1977. As of April 8, 2011, the Subadvisor had assets under management of $750 million.

Portfolio Manager

Donald L. Keller, Jr. is primarily responsible for the day-to-day management of the Fund, and has served as the portfolio manager since inception. Mr. Keller joined Haberer in 2003 and serves as President and Chief Investment Officer. He received his BBA Degree in finance and accounting from the University of Cincinnati and his MBA in finance from Xavier University.

The Fund’s SAI provides additional information about the Portfolio Manager’s compensation, management of other accounts, and ownership of securities in the Fund.

Fees Paid To Advisor and Affiliates

The Advisor and its affiliates provide the Fund with advisory, administration, transfer agency, accounting distribution and custodian services.

A discussion of the Trustees’ review of the investment advisory agreement with the Advisor and the investment subadvisory agreement with the Subadvisor will be available in the Fund’s Annual Report for the period ended December 31, 2011.

Advisory Services

The Trust pays the Advisor management fees as a percentage of average daily net assets (“ADNA”) for its services. The Fund pays the Advisor management fees of 0.60% of its ADNA. Out of the management fee that it receives from the Fund, the Advisor pays the Subadvisor a fee of 0.50% of the Fund’s ADNA. The Fund is not responsible for the fees paid to the Subadvisor.

The Advisor has agreed to waive all or a portion of its investment advisory fee (based on average daily net assets) and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 1.20% of the Trust Shares’ and 1.45% of the Class A Shares’ daily net assets.

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More About the Huntington Disciplined Equity Fund

Administration Services

The Huntington National Bank provides administration, financial administration and accounting services at the following annual rate on a tiered basis:

Fee Rate	Average Daily Net Assets of the Fund
0.1822%	on the first $4 billion
0.1650%	on the next $2 billion
0.1575%	on the next $2 billion
0.1450%	on assets in excess of $8 billion

There is no minimum annual fee per Fund or class of Shares.

The Advisor and its affiliates may pay out of their own reasonable resources and profits, fees or other expenses for shareholder and/or recordkeeping services and/or marketing support.

Huntington Asset Services, Inc. (“HASI”) serves as sub-administrator to the Huntington Funds, assisting with the provision of administrative services necessary to operate the Funds. Out of the fees paid to it by the Funds, The Huntington National Bank pays HASI fees for its sub-administrative services. HASI is a wholly owned subsidiary of Huntington Bancshares, Incorporated.

Financial Administration and Portfolio Accounting Services

The Huntington National Bank has sub-contracted certain fund accounting services to HASI. Out of the fees paid to it by the Fund, The Huntington National Bank pays HASI for these services based on the ADNA of the Fund, and subject to minimum fees in certain circumstances.

HASI charges the Fund directly or indirectly for certain operational expenses and tax services.

Custody Services

The Huntington National Bank currently serves as custodian for the Fund. For its custody services, The Huntington National Bank receives a maximum fee of 0.026% on domestic assets on the ADNA of the Fund, plus out of pocket expenses. It also receives 0.005 of 1.00% on the average daily net non-domestic assets of the Fund, plus certain out-of-pocket costs relating to international investments.

Brown Brothers Harriman & Co. serves as the Fund’s sub-custodian for non-domestic assets.

Transfer Agency Services

HASI is transfer and dividend disbursing agent for the Fund.

For its services, HASI is entitled to receive a yearly fixed amount per shareholder account, subject to yearly minimum fees per portfolio and/or share class. HASI is also entitled to receive additional amounts that may be activity or time-based charges, plus reimbursement for out-of-pocket expenses.

Dividends and Distributions

The Fund declares and pays dividends annually. The Fund also makes distributions of net capital gains, if any, at least annually.

If you purchase Shares by check, ACH or SIP, you will begin earning dividends on the next business day after your order has been received by the Trust.

Distribution Options

All dividends and distributions payable to a holder of Shares will be automatically reinvested in additional Shares of the same class of the Fund, unless the shareholder makes an alternative election. Shareholders may choose to receive all distributions in cash or may choose to reinvest capital gains distributions, but receive all other distributions in cash.

Tax Consequences

There are many important tax consequences associated with investment in the Fund offered by this Prospectus. The following is a brief summary of certain income tax consequences relating to an investment

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More About the Huntington Disciplined Equity Fund

in the Fund, and shareholders are urged to consult their own tax advisors regarding the taxation of their investments under federal, state and local laws.

Federal Income Taxes

Taxation of Shareholder Transactions

An exchange of the Fund’s Shares for shares of another Fund will be treated as a sale of the Fund’s Shares and, as with all sales, exchanges or redemptions of Fund Shares, any gain on the transaction will be subject to federal income tax.

Taxation of Distributions

The Fund intends to distribute substantially all of its net investment income (including net realized capital gains and tax-exempt interest income, if any) to its shareholders at least monthly. Unless otherwise exempt or as discussed below, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions received. This applies whether dividends and other distributions are received in cash or as additional Shares. Distributions representing long-term capital gains, if any, will be taxable to shareholders as long-term capital gains no matter how long a shareholder has held the Shares. Additionally, distributions of investment income designated by the Fund as derived from “qualified investment income” will be taxed at the rate applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. Generally, dividends paid by REITs do not qualify for the lower tax rates that apply to certain other “qualified investment income.” Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price paid).

Avoid Withholding Tax

The Fund is required to withhold a portion of taxable dividends, capital gains distributions and proceeds of sales, exchanges, or redemptions paid to any shareholder who has not provided the Fund with his or her certified Taxpayer Identification Number (your Social Security Number for individual investors) or otherwise fails to meet certain requirements imposed by the Internal Revenue Service (“IRS”). Shareholders are urged to read the additional information concerning withholding provided in the SAI.

Financial Information

Financial Highlights

The Fund’s fiscal year end is December 31. As the Fund’s first fiscal year will end on December 31, 2011, the Fund’s audited financial information is not available as of the date of this prospectus.

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More information about the Fund is available free upon request, including the following:

Annual and Semi-Annual Reports

The Semi-Annual Report includes unaudited information about the performance of the Fund, portfolio holdings and other financial information. The Annual Report includes similar audited information as well as a discussion by the Fund’s portfolio manager discussing recent market conditions, economic trends and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

Statement of Additional Information (“SAI”)

The SAI provides more detailed information about the Fund and its policies. A current SAI is on file with the SEC and is incorporated by reference into (considered a legal part of) this Prospectus.

The SAI contains a description of the Fund’s policies and procedures with respect to the disclosure of their portfolio securities. These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on The Huntington Funds’ website at www.huntingtonfunds.com.

Huntington Asset Advisors, Inc., a wholly owned subsidiary of The Huntington National Bank, is the Advisor to the Huntington Funds.

Unified Financial Securities, Inc. is the Distributor. The Distributor is a wholly owned subsidiary of Huntington Bancshares, Incorporated.

To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries:

Call

(800) 253-0412

Write

The Huntington Funds, P.O. Box 6110, Indianapolis, IN 46206-6110

Log on to the Internet

You may also access Fund information from the EDGAR Database on the SEC’s website at www.sec.gov.

Contact the SEC

Call (202) 551-8090 about visiting the SEC’s Public Reference Room in Washington D.C. to review and copy information about the Funds.

Alternatively, you may send your request to the SEC by e-mail at publicinfo@sec.gov or by mail with a duplicating fee to the SEC’s Public Reference Section, 100 F Street NE, Washington, D.C. 20549-0102.

Not A Deposit • Not FDIC Insured • May Lose Value • No Bank Guarantee • Not Insured By Any Government Agency

The Huntington Funds Shareholder Services:

1-800-253-0412

The Huntington Funds’ Investment Company Act registration number is 811-5010.